EMPLOYMENT AGREEMENT


         THIS EMPLOYMENT AGREEMENT is made on June 11th, 1999, by and between Base Ten System, Inc. ("Employer"), a New Jersey corporation ("Employer"), and Robert J. Bronstein ("Employee") (Employer and Employee collectively referred to as the "Parties" and individually as a "Party").


                                   BACKGROUND

         Whereas, Employer desires to employ Employee as "President, Applications Software Division" and Employee desires to be so employed. The Parties are entering into this Agreement to set forth the terms and conditions of Employee's employment by Employer.

         NOW, THEREFORE, in consideration of the premises and the mutual undertakings hereinafter set forth, intending to be legally bound hereby, the Parties hereto agree as follows:

SECTION 1.        EMPLOYMENT

         a. Position and Duties. Employer employs Employee and Employee hereby accepts such employment as Employer's "President, Applications Software Division" with responsibility for Employer's Applications Software Division as conducted through BTS Clinical Inc., a New Jersey corporation wholly-owned by Employer, and reporting to the Chairman of the Board or the Chief Executive Officer of Employer for the Employment Term (as defined below). During his employment hereunder, Employee shall have such authority and responsibilities as are consistent with his prior service as President of Almedica
                  Technology Group Inc. ("ATG"). Employee shall perform any other duties in addition thereto as may be reasonably required by the Employer and its Board of Directors (the "Board"), including services for Employer's subsidiaries and affiliated companies. Employee's entire working time, energy, and skill shall be devoted to the performance of Employee's duties hereunder in a manner which will faithfully and diligently further the business and interest of Employer. During the Employment Term, Employee may engage in charitable, civic, fraternal and trade association activities that do not interfere with Employee's obligations to Employer. Employee shall not work for any other for-profit business, except that Employee may serve on boards of directors of other for-profit businesses as are approved, in advance, in writing, by Employer.

         b. Location of Employment. Employee's services shall be rendered principally at Employer's office in Parsippany, New Jersey, or at a location or office within a 25 mile (map, not travel) radius of the current office of BTS Clinical Inc. in Parsippany, New Jersey, unless mutually agreed to otherwise by Employer and Employee.

SECTION 2.        TERMINATION OF EMPLOYMENT

         a. Term. Unless terminated sooner in accordance with the provisions of this Agreement, the term of Employee's full-time employment hereunder shall continue from the date hereof through June 30, 2001 ("Initial Employment Term"). Thereafter, the term shall continue from year to year for additional one year terms (the "Additional Term(s)"; the Initial Employment Term together with any Additional Terms are hereinafter referred to in the aggregate as the "Employment Term") unless sooner terminated as provided herein.

         b. Termination for Cause. Notwithstanding any other provision of this Agreement, Employee's employment may be terminated by Employer at any time without prior notice upon a determination of Cause. As used herein, "Cause" shall mean (i) the continuing willful failure by Employee to devote substantially all his working time, energy and skill to performing his duties hereunder as provided in Section 1 (a) (other than any such failure resulting from Employee's death or incapacity due to physical or mental illness) and the continuance of such failure for a period of 30 days after a written demand for substantial performance is delivered to Employee by the Board which specifically identifies the manner in which the Board believes that Employee has not substantially performed such duties; (ii) the engaging by Employee in willful gross misconduct or willful gross neglect in carrying out his duties under this Agreement, resulting, in either case, in material economic harm to the Company; (iii) the Employee engaging in any activity that constitutes a crime or offence involving moral turpitude; or (iv) the Employee engaging in any activity that constitutes embezzlement, theft, fraud or similar criminal conduct. No termination of Employee's employment for Cause shall be effective unless the provisions set forth in the following three sentences shall have been complied with. The Board shall give Employee written notice of its intention to terminate him for Cause, such notice (x) to state in detail the particular circumstances that constitute the grounds on which the proposed termination for Cause is based and (y) to be given no later than 90 days after the Board is first advised of such circumstances. Employee shall then be entitled to a hearing before the Board to be held within 20 days of his receiving such notice. If, within, seven days following such hearing, the Board gives written notice to Employee confirming that, in the reasonable, good faith judgment of at least a majority of the members of the Board, Cause for terminating him on the basis set forth in the original notice exists, his employment with the Company shall thereupon be terminated for Cause, subject to de novo review in accordance with
                  Section 7.

         c. Termination Without Cause. Employer may terminate employment of Employee without cause by giving Employee notice of such termination 90 days prior to the end of the Initial Employment Term, or 90 days prior to the end of any Additional Term, such notice of termination to be effective at the end of such term. Such termination notice may be given if Employee is not performing as a result of a physical or mental incapacity even if the entire time period under 2(d)(2) has not accrued, if such termination is not in violation of law. A material breach of this Agreement by Employer not cured after written notice thereof specifying the particulars thereof and a reasonable opportunity to cure such breach, or the constructive discharge of Employee, shall be deemed a termination without cause.

         d.       Termination Upon Death or Disability.

                  Notwithstanding any other provision of this Agreement:

                  (1) The Employment Term shall expire immediately upon the death or disability of the Employee.

                  (2) Employee shall be deemed to be disabled if by reason of physical or mental illness or incapacity he is unable to perform, on a full-time basis, the regular duties and activities of his employment for a period of:

                       (a) Six (6) consecutive months, or

                       (b) A total of thirty-nine (39) weeks during any
                           twenty-four (24) month period.

                  (3) The date of disability shall be the date on which the earlier of the requirements stated in (2)(a) or (2)(b) of this Section 2(d) are satisfied. In the event that a dispute arises as to the existence of disability, a determination shall be made by two medical doctors licensed in New Jersey or, in the event Employee is hospitalized or otherwise confined, licensed in the State of such hospitalization or confinement. One doctor shall be appointed by the Employer and one doctor shall be appointed by the Employee. If the two doctors cannot agree on a determination regarding disability, the two doctors shall appoint a third doctor, who shall be responsible for making such a determination. Any such determination in accordance with the foregoing provisions shall be final and binding and conclusive on the parties.


SECTION 3.        COMPENSATION, BENEFITS AND EXPENSES

         a. Salary. During the Employment Term, Employer shall pay Employee an annual salary of Two Hundred Thousand Dollars ($200,000), less withholding and deductions required by law or agreed to by Employee, payable in accordance with Employer's regular payroll practice. Employee's annual salary may be increased by Employer's Board of Director's at Employee's annual review, at its sole discretion.

         b. Bonus. During the portion of Employment Term occurring after December 31, 1999, the Employer, shall pay to Employee an annual bonus targeted to equal forty percent (40%) of Employee's then annual salary with respect to each calendar year (or pro-rata for the portion thereof occurring prior to December 31 of any year in which this Agreement is terminated and, by the terms hereof, such bonus is to be paid), based on the achievement of such goals and objectives as agreed upon, in writing, by Employer and Employee. During the portion of Employment Term occurring prior to January 1, 2000 Employer shall pay to Employee an bonus equal to $40,000 in two installments of $20,000 each, payable September 30, 1999 and December 31, 1999.

         c.       Benefits.

                  (1) Paid Time-Off. During the Employment Term, Employee shall be entitled to paid time-off in accordance with the Employer's standard policies applicable to senior executives of Employer. Effective on the date hereof, Employee is credited with 475.15 hours of accrued paid time-off, which, to the extent not utilized by Employee, shall be paid to Employee in cash, in two installments of not more than 237.875 hours on July 1 of 2000 and July 1, 2001.

                  (2) Other Benefits. In addition to the paid time-off set forth in Section 3(c)(1) hereof, during the Employment Term, Employee will receive the fringe benefits which are generally applicable to senior executives of Employer.

         d. Withholdings. Employer shall withhold from any amounts payable as compensation all federal, state, municipal, or other deductions as are required by any law, regulation, or ruling. Notwithstanding the foregoing provisions of this Section 3(d), Employee shall be liable for the payment, if any, of any federal, state, or local taxes incurred by him as a result of Employer's provision of benefits hereunder.

         e.       Effect of Termination on Salary and Benefits.

                  (1)  Upon  termination  of the  Employment  Term  pursuant  to
                       Section 2(c) or Section 2(d), Employee shall be entitled to (i) severance pay equal to 24 times the amount which is the average of his salary per month for the twelve months prior to such termination to be paid, subject to withholdings and deductions required by law, in 24 equal monthly installments commencing on the last day of the first calendar month beginning after such termination;
                       (ii) any annual bonus or other incentive compensation awarded but not yet paid; (iii) any amounts earned or accrued, but not yet paid, under this Section 3; and (iv) a lump sum payment in respect of accrued but unused vacation days at his salary rate on the date of termination; Employee's salary and benefits under this
                       Section 3 shall terminate effective on the date of any termination of Employee's employment or this Agreement; Employee shall be entitled to any rights with respect to the stock option referred to in Section 3(g) as set forth in the separate agreement and plan with regard thereto.

                  (2)  Upon  termination  of the  Employment  Term  pursuant  to
                       Section 2(b), or upon voluntary termination by Employee, Employee shall be entitled to (i) any annual bonus or other incentive compensation awarded but not yet paid;
                       (ii) any amounts earned or accrued, but not yet paid, under this Section 3; and (iii) a lump sum payment in respect of accrued but unused vacation days at his salary rate on the date of termination; Employee's salary and benefits under this Section 3 shall terminate effective on the date of any termination of Employee's employment or this Agreement; Employee shall be entitled to any rights with respect to the stock option referred to in
                       Section 3(g) as set forth in the separate agreement and plan with regard thereto.

         f.       Business  Expenses.  Employer  shall  reimburse  Employee  for ordinary and necessary expenses reasonably incurred for business purposes of Employer in the course of his employment, in accordance with Employer's policies in effect from time-to-time.

         g. Stock Option. On the date hereof, Employer shall award to Employee a ten-year incentive stock option (the "Stock
                  Option") pursuant to Employer's 1998 Stock Option and Stock Award Plan (the "1998 Stock Plan"), to purchase 300,000 shares of Employer's Class A Common Stock at a price per share equal to the closing price of Employer's Class A Common Stock as reported by the NASDAQ National Market System on the date of this Agreement, subject to and in accordance with the 1998 Stock Plan. The Stock Option shall be substantially in the form attached hereto as Exhibit A.

         h. Change in Control. On the date hereof, Employer shall enter into a change in control agreement with Employee, substantially in the form attached hereto as Exhibit B. Employer's obligation to provide benefits and compensation under Section 3(e)(1)(i), (ii), (iii), and (iv) of this Agreement shall not be paid if duplicative of amounts paid for similar benefits under such change in control agreement.


SECTION 4.        CONFIDENTIALITY

         a. Confidential Information. The Employee shall not, either directly or indirectly, except as required in the course of his employment by the Employer, disclose or use at any time, whether during or subsequent to the Employment Term, any information owned by the Employer or any of its subsidiaries including, but not limited to, customer lists, records, data, formulae, documents, specifications, inventions, processes, methods, systems, technical information and intangible rights, which are acquired by him in the performance of his duties for the Employer or any subsidiary or affiliate thereof and which are proprietary to, confidential information of or trade secrets of Employer. All inventions, computer software programs and developments, processes, methods and intangible rights, records, files, drawings, documents, equipment, and the like, relating to the business of the Employer or a subsidiary or affiliate, which the Employee shall invent, develop, conceive, produce, prepare, use, construct or observe, during the course of his employment by the Employer or ATG (including during employment by ATG prior to the date hereof), shall be disclosed promptly in writing to the Employer and shall be and remain sole property of the Employer or the relevant subsidiary or affiliate of Employer and, at the Employer's request and expense, the Employee shall apply to the proper issuing authorities for such patent(s) or copyright(s) thereon as the Employer may designate and, upon issuance of any such patent(s) or copyright(s), the Employee shall assign them to the Employer without further consideration. Upon the termination of his employment, the Employee shall return to the possession of the Employer any materials or copies thereof involving any confidential information or trade secrets and shall not take any material or copies thereof from possession of the Employer or any subsidiary or affiliate.

SECTION 5.        COVENANT NOT TO ENGAGE IN CERTAIN ACTIVITIES

         a. Definitions. For purposes of this Section 5, "Restricted Area" shall be defined as the State of New Jersey, the remainder of the United States, and the remainder of the world. The phrase "Products and Services" shall be defined as all services, including customization and design, with respect to products sold or offered for sale by Employer, or any of its subsidiaries or affiliates, used or developed for Employer, or any of its subsidiaries or affiliates, by Employee or under the direction of Employee, at any time, and from time to time, during the Employment Term.

         b. Covenant. During the Employment Term and for one year thereafter Employee shall not, directly or indirectly, acting as employee, investor, officer, partner, principal or otherwise, of any corporation or other entity, within the Restricted Area, on behalf of or for POMS Corporation, Pro Pack Data GmbH, or any entity which on the date hereof is not in the business of providing products and services which compete materially with the Products and Services, engage in any activity involving products or services which compete materially with the Products and Services, as such Products and Services exist as of the date hereof and during the Employment Term.

         c. Construction. The parties hereto agree that in the event that either the length of time or the geographical areas set forth in Section 5(a) hereof is deemed too restrictive in any court proceeding, the court may reduce such restrictions to those which it deems reasonable under the circumstances.

         d. Remedies. Employee agrees and acknowledges that Employer and any of its subsidiaries or affiliates do not have adequate remedy at law for the breach or threatened breach by Employee of the covenants under this Section 5 and agrees that Employer or any subsidiary or affiliate of Employer shall be entitled to apply for injunctive relief to restrain Employer from such breach or threatened breach in addition to any other remedies which might be available to Employer any subsidiary or affiliate of Employer at law or equity.

SECTION 6.        LEGAL COUNSEL

                  Employee represents and warrants that he has been afforded a reasonable opportunity to review this Agreement, to understand its terms, and has had an opportunity to have an attorney of his choice review it prior to its execution, and that he knowingly and voluntarily enters this Agreement. Employer represents and warrants that it has had an opportunity to have its attorney review this Agreement prior to its execution.

SECTION 7.        DISPUTE RESOLUTION

                  Except as otherwise provided in Section 5, any dispute or controversy between Employee and the Employer that arises out of or relates to this Agreement (or any amendment thereof) shall, at the election of either party, be resolved by confidential arbitration, to be held in New Jersey, in accordance with the Commercial Arbitration Rules of the American Arbitration Association, and judgment upon the award may be entered in any court having jurisdiction thereof.

SECTION 8.        MISCELLANEOUS PROVISIONS

         a. Notices. Unless otherwise agreed in writing by a Party entitled to notice, all notices required by this Agreement shall be in writing and shall be deemed given when physically delivered to and acknowledged by receipt by a Party or its duly authorized attorney or legal representative, or when deposited postage paid, registered or certified mail, addressed to the Party at its principal business or residence as set forth in Employer's records or as known to or reasonably ascertainable by the Party required to give notice.

         b. Meaning of Certain Words. The word "including" shall mean "including without limitation."

         c. Waivers. No assent, express or implied, by any Party to any breach or default under this Agreement shall constitute a waiver of or assent to any breach or default of any other provision of this Agreement or any breach or default of the same provision on any other occasion.

         d. Entire Agreement, Modification. This Agreement (including Exhibit A and Exhibit B of this Agreement) constitutes the entire agreement of the Parties concerning its subject matter and supersedes all other oral or written understandings, discussions, and agreements, and may be modified only in a writing signed by both Parties.

         e. Binding Effect; No Third Party Beneficiaries. This Agreement shall bind and benefit the Parties and their respective heirs, devisees, beneficiaries, grantees, donees, legal representatives, successors, and assigns. Employee specifically acknowledges that all his covenants given in Sections 4 and 5 are transferable and assignable by Employer in connection with any assignment subject to Section 8(f) hereof (subject to the obligations of Employer under this Agreement). Nothing in this Agreement shall be construed to confer any rights or benefits on third-party beneficiaries, except Employer's subsidiaries and affiliates.

         f. Assignment. Neither Party may assign its interest in this Agreement without the other's prior written consent; provided that Employer may assign this Agreement and its rights and obligations hereunder without Employee's consent to another entity which Employer controls, or is controlled by it, or is under common control with it, or in connection with the sale of all or substantially all of Employer's business or assets.

         g. Captions. Titles or captions contained in this Agreement are for convenience and are not intended to affect the substantive meaning of any provision.

         h. Governing Law. This Agreement shall be governed by and construed under the substantive laws of New Jersey without reference to choice of laws rules.

                  IN WITNESS WHEREOF, the Parties have executed this Agreement, intending to be legally bound hereby, on the date first written above.


                                  BASE TEN SYSTEMS, INC.


                                      WILLIAM F. HACKETT
                                  By:_______________________________
                                  WILLIAM F. HACKETT,
                                  Executive Vice President



                                  ROBERT J. BRONSTEIN
                                  __________________________________
                                  ROBERT J. BRONSTEIN

Attachments:

Exhibit   A -  Stock Option

Exhibit   B  -  Change in Control Agreement

                                    EXHIBIT A




                             BASE TEN SYSTEMS, INC.


                     1998 STOCK OPTION AND STOCK AWARD PLAN


                        INCENTIVE STOCK OPTION AGREEMENT


To:


                  We are pleased to notify you that by the determination of the Board of Directors of Base Ten Systems, Inc. (the "Company") or an appropriately designated Committee (the "Committee"), an incentive stock option to purchase _______ shares of Class A Common Stock of the Company at a price of _______ ($___) per share effective this __ day of _______ 1999 has been granted to you under the Company's 1998 Stock Option and Stock Award Plan (the "Plan"). This incentive stock option (the "Option") may be exercised only upon the terms and conditions set forth below.

Purpose of the Plan.

                  The purpose of the Plan under which this Option has been granted is to advance the interests of the Company and its shareholders by providing incentives to selected officers and other key employees of the Company and its subsidiaries.

Acceptance of Option Agreement.

                  Your execution of this incentive stock option agreement (herein called the "Agreement") will indicate your acceptance of and your willingness to be bound by its terms; it imposes no obligation upon you to purchase any of the shares subject to the Option. Your obligation to purchase shares can arise only upon your exercise of the Option in the manner set forth in paragraph 3 hereof.

When Option May Be Exercised.

                  The Option granted you hereunder shall be first exercisable from the effective date of the Committee's grant as set forth above. Your entitlement to exercise this Option shall vest as follows:

                  25% at grant date and an additional 25% on each of the next three anniversaries of the grant date.

This Option may not be exercised for less than fifty (50) shares at any one time (or the remaining shares then purchasable if less than fifty (50)) and expires at the end of ten (10) years from the date it is granted whether or not it has been duly exercised, unless sooner terminated as provided in paragraphs 5, 6, and 7 hereof.

How Option May Be Exercised.

                  This Option is exercisable by a written notice signed by you and delivered to the Company at its executive offices, signifying your election to exercise the Option. The notice must state the number of shares of Class A Common Stock as to which your Option is being exercised and must be accompanied by cash, shares of Class A Common Stock already owned by you (the value of such stock shall be its fair market value on the date of exercise as determined under Paragraph 6(a) of the Plan), or any combination thereof. Any shares of Class A Common Stock delivered in satisfaction of all or any portion of the purchase price shall be appropriately endorsed for transfer and assignment to the Company. No shares of Class A Common Stock shall be issued until full payment therefor has been made.

                  The Company shall prepare and file with the Securities and Exchange Commission a Registration Statement on Form S-8 under the Securities Act of 1933 covering shares issuable pursuant to the terms of the Plan. The Company will endeavor to keep such registration statement effective at all times that this Agreement is outstanding, but in the event that such registration statement is not effective at the time of exercise, your written notice of exercise to the Company must contain a statement by you (in form acceptable to the Company) that such shares are being acquired by you for investment and not with a view to their distribution or resale.

                  If notice of the exercise of this Option is given by a person or persons other than you, the Company may require, as a condition to the exercise of this Option, the submission to the Company of appropriate proof of the right of such person or persons to exercise this Option.

                  Certificates for the shares of Class A Common Stock purchased hereunder will be issued as soon as practicable. The Company, however, shall not be required to issue or deliver a certificate for any shares until it has complied with all requirements of the Securities Act of 1933, the Securities Exchange Act of 1934, any national securities exchange or automated quotation system upon which shares of Class A Common Stock may then be listed and all applicable state laws in connection with the issuance or sale of such shares or the listing of such shares on said exchange. Until the date of issuance of the certificate for such shares to you (or any person succeeding to your rights pursuant to the Plan), you (or such other person, as the case may be) shall have no rights as a stockholder with respect to any shares of Class A Common Stock subject to this Option.

Termination of Employment.

                  If your employment with or your performance of services for the Company is terminated or shall cease for any reason other than by death or permanent disability (as determined by the Board of Directors or the Committee), the Option shall simultaneously terminate, unless otherwise determined by the Board of Directors or the Committee.

Disability.

                  If your employment with or your performance of services for the Company or a subsidiary is terminated by reason of your permanent disability (as determined by the Board of Directors or the Committee) and this Option has not expired and has not been fully exercised, you may exercise the vested portion of this Option for a period of one (1) year following such termination, but not beyond the expiration date of the option.

Death.

                  If you die while employed by or performing services for the Company or a subsidiary and this Option has not expired and has not been fully exercised, the unvested portion of this Option shall immediately vest and the
Option may thereafter by immediately exercised in full by the legal representative of your estate of by the legatee under your last will for a period of three (3) months following the date of such death, but not beyond the expiration date of the option.

Non-Transferability of Option.

                  This Option may not be sold, assigned, transferred, pledged, hypothecated or otherwise disposed of, except by will or the laws of descent and distribution, and shall be exercisable during your lifetime only by you, except as otherwise set forth herein or in the Plan.

Dilution and Other Adjustments.

                  If at any time after the date of the grant of this Option, there is any change in the outstanding Class A Common Stock of the Company by reason of any stock dividend, stock split, reverse split, subdivision, recapitalization, merger, consolidation (whether or not the Company is the surviving corporation), combination or exchange of shares, reorganization or liquidation, then the number of shares of Class A Common Stock covered by this Option and the terms of this Option shall be equitably adjusted by the Board of Directors or the Committee, whose determination shall be conclusive and binding.

Trading Black Out Periods.

                  By entering into this Agreement the undersigned expressly agrees that: (i) during all periods of employment of the undersigned with the Company and its subsidiaries, or otherwise while the undersigned is otherwise maintained on the payroll of the Company or its subsidiaries, the undersigned shall abide by all trading "black out" periods with respect to purchases or sales of common stock or exercises of stock options for common stock established from time to time by the Company ("Trading Black Out Periods") and (ii) upon any cessation or termination of employment with the Company for any reason, the undersigned agrees that for a period of six (6) months following the effective date of any termination of employment or, if later, for a period of six (6) months following the date as of which the undersigned is no longer on the payroll of the Company or its subsidiaries, the undersigned shall continue to abide by all such Trading Black Out Periods established from time to time by the Company.

Change in Control.

                  This Option shall become immediately exercisable and fully vested upon a Change in Control of the Company (as such term is defined in the Plan).

Subject to Terms of the Plan.

                  This Agreement shall be subject in all respects to the terms and conditions of the Plan and in the event of any question or controversy relating to the terms of the Plan, the decision of the Board of Directors or the Committee shall be conclusive.

Tax Status.

                  It is the intent of the Company that this Option be classified as an "incentive stock option" under the provisions of Section 422 of the Internal Revenue Code of 1986, as amended. The income tax implications of your receipt of an incentive stock option and your exercise of such an option should be discussed with your tax counsel.

                  You will recognize no income upon the grant of an incentive stock option and incur no tax on its exercise unless you are subject to the alternative minimum tax. If you hold the stock acquired upon exercise of this incentive stock option for more than one year after the date the option was exercised and for more than two years after the date the option was granted, you generally will realize long-term capital gain or loss (rather than ordinary income or loss) upon disposition of the stock. This gain or loss will be equal to the difference between the amount realized upon such disposition and the amount paid for the stock.

                  If you dispose of the stock prior to the expiration of either of the above required holding periods, the gain realized upon such disposition, up to the difference between fair market value of the stock on the date of exercise and the option exercise price, will be treated as ordinary income. Any additional gain will be long-term or short-term capital gain, depending upon whether or not the stock was held for more than one year following the date of exercise.

                                     Sincerely yours,

                                     BASE TEN SYSTEMS, INC.


                                     By:______________________________________
                                         Name:
                                         Title:


Agreed to and accepted this ______ day of ___________, 1999.


_______________________________

                                    EXHIBIT B





                           CHANGE IN CONTROL AGREEMENT


                  THIS CHANGE IN CONTROL AGREEMENT dated June ___, 1999, by and between Base Ten Systems, Inc., a New Jersey corporation (together with any successor, the "Company"), and Robert J. Bronstein, residing at ___________________, (the "Executive").

                              W I T N E S S E T H:

                  WHEREAS, should the Company receive a proposal from or engage in discussions with a third person concerning a possible business combination with or the acquisition of a substantial portion of voting securities of the Company or should there be a significant change in the composition of the Board of Directors of the Company (the "Board"), the Board has deemed it imperative that it and the Company be able to rely on the Executive to continue to serve in his position and that the Board and the Company be able to rely upon his advice as being in the best interests of the Company and its shareholders without concern that the Executive might be distracted by the personal uncertainties and risks that such a proposal or discussions might otherwise create; and

                  WHEREAS, the Company desires to enhance executive morale and its ability to retain existing management; and

                  WHEREAS, the Company desires to compensate the Executive for his service to the Company or one or more of its subsidiary corporations (each together with any successor, a "Subsidiary") should his service be terminated under circumstances hereinafter described; and

                  WHEREAS, the Board therefore considers it in the best interests of the Company and its shareholders for the Company to enter into Change in Control Agreements, in form similar to this Agreement, with certain key executive officers of the Company; and

                  WHEREAS, the Executive is presently a key executive with whom the Company has been authorized by the Board to enter into this Agreement;

                  WHEREAS, as of the date of this Agreement, the specialized knowledge and skills of the Executive will be particularly needed by the Company as the Company continues to expand its medical technology business, and stability at the top management level is and will be critically important to the ultimate success of the Company; and

                  WHEREAS, in order to provide an incentive to members of top management not to seek and consider opportunities outside of the Company, which would substantially impede the continued expansion of the Company's medical technology business, while at the same time continuing to engage in its historic business, the Company's independent directors have determined it to be in the best interests of the Company to enter into this Agreement;

                  NOW, THEREFORE, to assure the Company of the Executive's continued dedication and the availability of his advice and counsel in the event of any such proposal or change in the composition of the Board, to induce the Executive to remain in the employ of the Company or a Subsidiary, and to reward the Executive for his valuable, dedicated service to the Company or a Subsidiary should his service be terminated under circumstances hereinafter described, and for other good and valuable consideration, the receipt and adequacy whereof each party acknowledges, the Company and the Executive agree as follows:

                  1.       OPERATION, EFFECTIVE DATE, AND TERM OF AGREEMENT.

                  (a) This Agreement shall commence on the date hereof and continue in effect through June 10, 2002; provided, however, that commencing on June 11, 2000 and each succeeding June 11, thereafter, the term of this Agreement shall be extended automatically for one additional year (so that at all times the remaining term hereof shall not be less than two (2) years) unless not later than March 10 preceding such automatic extension date the Company shall have given notice that it does not wish to extend this Agreement.

                  (b) This Agreement is effective and binding on both parties as of the date hereof. Notwithstanding its present effectiveness, the provisions of paragraphs 3 and 4 of this Agreement shall become operative only when, as and if there has been a "Change in Control of the Company." For purposes of this Agreement, a "Change in Control of the Company" shall be deemed to have occurred if, after the date of this Agreement:

                           (X) any  "person"  (as such term is used in  Sections
                  13(d) and 14(d) of the Securities Exchange Act of 1934, as amended (the "Exchange Act")), or persons "acting in concert" (which for purposes of this Agreement shall include two or more persons voting together on a consistent basis pursuant to an agreement or understanding between them), other than a trustee or other fiduciary holding securities under an employee benefit plan of the Company and other than a person engaging in a transaction of the type described in clause (Z) of this subsection but which does not constitute a change in control under such clause, is or becomes the "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company representing forty percent (40%) or more of the combined voting power of the Company's then outstanding securities; or

                           (Y) individuals who, as of the date of this Agreement, constitute the Board and any new director ("New
                  Director") whose election by the Board, or nomination for election by the Company shareholders, was approved by a vote of at least seventy-five percent (75%) of the directors then still in office who either were directors at the beginning of the period or whose election or nomination for election was previously so approved ("Continuing Members"), cease for any reason to constitute a majority thereof (provided that, for purposes of this clause (Y), the term "New Director" shall exclude (i) a director designated by a person who has entered into an agreement with the Company to effect a transaction described in clauses (X) or (Z) of this subsection, and (ii) an individual whose initial assumption of office as a director is in connection with any actual or threatened contest related to the election of any directors to the Board); or

                           (Z) the shareholders of the Company approve or, if no
                  shareholder approval is required or obtained, the Company or a Subsidiary completes a merger, consolidation or similar transaction of the Company or a Subsidiary with or into any other corporation, or a binding share exchange involving the Company's securities, other than any such transaction which would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity) at least seventy-five percent (75%) of the combined voting power of the voting securities of the Company or such surviving entity outstanding immediately after such transaction, or the shareholders of the Company approve a plan of complete liquidation of the Company or an agreement for the sale or disposition by the Company of all or substantially all the Company's assets (excluding, for this purpose, the sale of the Company's Government Technology division).

                  2.       EMPLOYMENT OF EXECUTIVE.

                  Nothing herein shall affect any right which the Executive or the Company or a Subsidiary may otherwise have to terminate the Executive's employment by the Company or a Subsidiary at any time in any lawful manner, subject always to the Company's providing to the Executive the payments and benefits specified in paragraphs 3 and 4 of this Agreement to the extent herein below provided.

                  In the event any person commences a tender or exchange offer, circulates a proxy statement to the Company's shareholders or takes other steps designed to effect a Change in Control of the Company as defined in paragraph 1 of this Agreement, the Executive agrees that he will not voluntarily leave the employ of the Company or a Subsidiary, and will continue to perform his regular duties and to render the services specified in the recitals of this Agreement, until such person has abandoned or terminated his efforts to effect a Change in Control of the Company or until a Change in Control of the Company has occurred. Should the Executive voluntarily terminate his employment before any such effort to effect a Change in Control of the Company has commenced, or after any such effort has been abandoned or terminated without effecting a Change in Control of the Company and no such effort is then in process, this Agreement shall lapse and be of no further force or effect.

                  3.       TERMINATION FOLLOWING CHANGE IN CONTROL.

                  (a) If any of the events described in paragraph 1 hereof constituting a Change in Control of the Company shall have occurred, the Executive shall be entitled to the benefits provided in paragraph 4 hereof upon the termination of his employment within the applicable period set forth in paragraph 4 hereof unless such termination is (i) due to the Executive's death; or (ii) by the Company or a Subsidiary by reason of the Executive's Disability or for Cause; or (iii) by the Executive other than for Good Reason.

                  (b) If following a Change in Control of the Company the Executive's employment is terminated by reason of his death or Disability, the Executive shall be entitled to death or long-term disability benefits, as the case may be, from the Company no less favorable than the maximum benefits to which he would have been entitled had the death or termination for Disability occurred during the six month period prior to the Change in Control of the Company. If prior to any such termination for Disability, the Executive fails to perform his duties as a result of incapacity due to physical or mental illness, he shall continue to receive his Salary less any benefits as may be available to him under the Company's or Subsidiary's disability plans until his employment is terminated for Disability.

                  (c) If the Executive's employment shall be terminated by the Company or a Subsidiary for Cause or by the Executive other than for Good Reason, the Company shall pay to the Executive his full Salary through the Date of Termination at the rate in effect at the time Notice of Termination is given, and the Company shall have no further obligations to the Executive under this Agreement.

                  (d)      For purposes of this Agreement:

                  (i) "Disability" shall mean the Executive's incapacity due to physical or mental illness such that the Executive shall have become qualified to receive benefits under the Company's or Subsidiary's long-term disability plans or any equivalent coverage required to be provided to the Executive pursuant to any other plan or agreement, whichever is applicable.

                  (ii)     "Cause" shall mean:

                           (A) the conviction of the Executive for a felony, or the willful commission by the Executive of a criminal or other act that in the judgment of the Board causes or will probably cause substantial economic damage to the Company or a Subsidiary or substantial injury to the business reputation of the Company or a Subsidiary;

                           (B) the commission by the Executive of an act of fraud in the performance of such Executive's duties on behalf of the Company or a Subsidiary that causes or will probably cause economic damage to the Company or a Subsidiary; or

                           (C) the continuing willful failure of the Executive to perform the duties of such Executive to the Company or a Subsidiary (other than any such failure resulting from the Executive's incapacity due to physical or mental illness) after written notice thereof (specifying the particulars thereof in reasonable detail) and a reasonable opportunity to be heard and cure such failure are given to the Executive by the Compensation Committee of the Board with the approval thereof by a majority of the Continuing Directors.

                  For purposes of this subparagraph (d)(ii), no act, or failure to act, on the Executive's part shall be considered "willful" unless done, or omitted to be done, by him not in good faith and without reasonable belief that his action or omission was in the best interests of the Company or a Subsidiary.

                  (iii)    "Good Reason" shall mean:

                           (A) The assignment by the Company or a Subsidiary to the Executive of duties without the Executive's express written consent, which (i) are materially different or require travel significantly more time consuming or extensive than the Executive's duties or business travel obligations measured from the point in time one (1) year prior to the Change in Control of the Company, or (ii) result in either a significant reduction in the Executive's authority and responsibility as a senior corporate executive of the Company or a Subsidiary when compared to the highest level of authority and responsibility assigned to the Executive at any time during the one
                           (1) year period prior to the Change in Control of the Company, or, (iii) without the Executive's express written consent, the removal of the Executive from, or any failure to reappoint or reelect the Executive to, the highest title held since the date one (1) year before the Change in Control of the Company, except in connection with a termination of the Executive's employment by the Company or a Subsidiary for Cause, or by reason of the Executive' death or Disability;

                           (B) A reduction by the Company or a Subsidiary of the Executive's Salary, or the failure to grant increases in the Executive's Salary on a basis at least substantially comparable to those granted to other executives of the Company or a Subsidiary of comparable title, salary and performance ratings made in good faith;

                           (C) The relocation of the Company's principal executive offices in Parsippany, New Jersey, or at a location or office within a 25 mile (map, not travel,) radius of the Company's current principal office in Parsippany, new Jersey (unless mutually agreed to otherwise by the Executive and the Company), except for required travel on the Company's or a Subsidiary's business to an extent substantially consistent with the Executive's business travel obligations measured from the point in time one (1) year prior to the Change in Control of the Company, or in the event of any relocation of the Executive with the Executive's express written consent, the failure by the Company or a Subsidiary to pay (or reimburse the Executive for) all reasonable moving expenses by the Executive relating to a change of principal residence in connection with such relocation and to indemnify the Executive against any loss realized in the sale of the Executive's principal residence in connection with any such change of residence, all to the effect that the Executive shall incur no loss upon such sale on an after tax basis;

                           (D) The failure by the Company or a Subsidiary to continue to provide the Executive with substantially the same welfare benefits (which for purposes of this Agreement shall mean benefits under all welfare plans as that term is defined in Section 3(1) of the Employee Retirement Income Security Act of 1974, as amended), and perquisites, including participation on a comparable basis in the Company's or a Subsidiary's stock option plan, incentive bonus plan and any other plan in which executives of the Company or a subsidiary of comparable title and salary participate and as were provided to the Executive measured from the point in time one (1) year prior to such Change in Control of the Company, or with a package of welfare benefits and perquisites that is substantially comparable in all material respects to such welfare benefits and perquisites; or

                           (E) The failure of the Company to obtain the express written assumption of and agreement to perform this Agreement by any successor as contemplated in subparagraph 5(d) hereof.

                  (iv) "Dispute" shall mean (i) in the case of termination of employment of the Executive with the Company or a Subsidiary by the Company or a Subsidiary for Disability or Cause, that the Executive challenges the existence of Disability or Cause and (ii) in the case of termination of employment of the Executive with the Company or a Subsidiary by the Executive for Good Reason, that the Company or the Subsidiary challenges the existence of Good Reason.

                  (v)  "Salary"  shall  mean  the  Executive's   average  annual
                  compensation reported on Form W-2.

                  (vi) "Incentive Compensation" in any year shall mean the amount the Executive has elected to defer in such year pursuant to any plan, arrangement or contract providing for the deferral of compensation.

                  (e) Any purported termination of employment by the Company or a Subsidiary by reason of the Executive's Disability or for Cause, or by the Executive for Good Reason, shall be communicated by written Notice of Termination to the other party hereto. For purposes of this Agreement, a "Notice of Termination" shall mean a notice given by the Executive or the Company or a Subsidiary, as the case may be, which shall indicate the specific basis for termination and shall set forth in reasonable detail the facts and circumstances claimed to provide a basis for determination of any payments under this Agreement. The Executive shall not be entitled to give a Notice of Termination that the Executive is terminating his employment with the Company or a Subsidiary for Good Reason more than six (6) months following the later to occur of (i) the Change in Control and (ii) the occurrence of the event alleged to constitute Good Reason. The Executive's actual employment by the Company or a Subsidiary shall cease on the Date of Termination specified in the Notice of Termination, even though such Date of Termination for all other purposes of this Agreement may be extended in the manner contemplated in the second sentence of Paragraph 3(f).

                  (f) For purposes of this Agreement, "Date of Termination" shall mean the date specified in the Notice of Termination, which shall be not more than ninety (90) days after such Notice of Termination is given, as such date may be modified pursuant to the next sentence. If within thirty (30) days after any Notice of Termination is given, the party who receives such Notice of Termination notifies the other party that a Dispute (as heretofore defined) exists, the Date of Termination shall be the date on which the Dispute is finally determined, either by mutual written agreement of the parties, or by a final judgment, order or decree of a court of competent jurisdiction (the time for appeal therefrom having expired and no appeal having been perfected); provided that the Date of Termination shall be extended by a notice of Dispute only if such notice is given in good faith and the party giving such notice pursues the resolution of such Dispute with reasonable diligence and provided further that pending the resolution of any such Dispute, the Company or a Subsidiary shall continue to pay the Executive the same Salary and to provide the Executive with the same or substantially comparable welfare benefits and perquisites that the Executive was paid and provided as of a date one (1) year prior to the Change in Control of the Company. Should a Dispute ultimately be determined in favor of the Company or a Subsidiary, then all sums paid by the Company or a Subsidiary to the Executive from the date of termination specified in the Notice of Termination until final resolution of the Dispute pursuant to this paragraph shall be repaid promptly by the Executive to the Company or a Subsidiary, with interest at the prime rate generally prevailing from time to time among major New York City banks and all options, rights and stock awards granted to the Executive during such period shall be cancelled or returned to the Company or Subsidiary. The Executive shall not be obligated to pay to the Company or a Subsidiary the cost of providing the Executive with welfare benefits and perquisites for such period unless the final judgment, order or decree of a court or other body resolving the Dispute determines that the Executive acted in bad faith in giving a notice of Dispute. Should a Dispute ultimately be determined in favor of the Executive or be settled by mutual agreement between the Executive and the Company, then the Executive shall be entitled to retain all sums paid to the Executive under this subparagraph (f) for the period pending resolution of the Dispute and shall be entitled to receive, in addition, the payments and other benefits to the extent provided for in paragraph 4 hereof to the extent not previously paid hereunder.

                  4.          PAYMENTS UPON TERMINATION.

                  If within three years after a Change in Control of the Company (or if within nine (9) months prior to a Change in Control if effected in connection with such Change in Control), the Company or a Subsidiary shall terminate the Executive's employment other than by reason of the Executive's death, Disability or for Cause or the Executive shall terminate his employment for Good Reason then,

                  (a) The Company or a Subsidiary will pay on the Date of Termination to the Executive as compensation for services rendered on or before the Executive's Date of Termination, a lump sum cash amount (subject to any applicable payroll deduction or taxes required to be withheld computed at the rate for supplemental payments) equal to (i) 2.99 times the sum of the average for each of the five fiscal years of the Company ending before the day on which the Change in Control of the Company occurs of the Executive's Salary, his Incentive Compensation and the annual cost to the Company of all hospital, medical and dental insurance, life insurance, disability insurance and other welfare or benefit plan provided to the Executive minus (ii) the cost to the Company of the insurance required under subparagraph 4(b) hereof;

                  (b) For a period of three years following the Date of Termination, the Company shall provide, at Company expense, the Executive and the Executive's spouse with full hospital, medical and dental insurance with substantially the same coverage and benefits as were provided to the Executive immediately prior to the Change in Control of the Company; and

                  (c) In event that any payment or benefit received or to be received by the Executive pursuant to this Agreement in connection with a Change in Control of the Company or the termination of the Executive's employment (collectively with all payments and benefits hereunder, "Total Payments") would not be deductible in whole or in part by the Company as the result of Section 280G of the Internal Revenue Code of 1986, as amended and the regulations thereunder (the "Code"), the payments and benefits hereunder shall be reduced until no portion of the Total Payments is not deductible by reducing to the extent necessary the payment under subparagraph (a) hereof. For purposes of this limitation (i) no portion of the Total Payments the receipt or enjoyment of which the Executive shall have effectively waived in writing prior to the date of payment shall be taken into account, (ii) no portion of the Total Payments shall be taken into account which in the opinion of tax counsel selected by the Executive and acceptable to the Company's independent auditors is not likely to constitute a "parachute payment" within the meaning of
                  Section 280G(b)(2) of the Code, and (iii) the value of any non-cash benefit or any deferred payment or benefit included in the Total Payments shall be determined by the Company's independent auditors in accordance with the principles of Sections 280G(d)(3) and (4) of the Code.

                  5.       GENERAL.

                  (a) The Executive shall retain in confidence any proprietary or other confidential information known to him concerning the Company and its business (including the Company's Subsidiaries and their businesses) so long as such information is not publicly disclosed and disclosure is not required by an order of any governmental body or court.

                  (b) If litigation or other proceedings shall be brought to enforce or interpret any provision contained herein, or in connection with any tax audit to the extent attributable to the application of Section 4999 of the Code to any payment or benefit provided hereunder, the Company shall indemnify the Executive for his reasonable attorney's fees and disbursements incurred in connection therewith (which indemnification shall be made at regular intervals during the course of such litigation, not less frequently than every three (3) months) and pay prejudgment interest on any money judgment obtained by the Executive calculated at the prime rate of interest generally prevailing from time to time among major New York City banks from the date that payment should have been made under the Agreement; provided that if the Executive initiated the proceedings, the Executive shall not have been found by the court or other fact finder to have acted in bad faith in initiating such litigation or other proceeding, which finding must be final without further rights of appeal.

                  (c) The Company's obligation to pay the Executive the compensation and to make the arrangements provided herein shall be absolute and unconditional and shall not be affected by any circumstance, including, without limitation, any setoff, counterclaim, recoupment, defense or other right which the Company may have against the Executive or anyone else. All amounts payable by the Company hereunder shall be paid without notice or demand. Except as expressly provided herein, the Company waives all rights which it may now have or may hereafter have conferred upon it, by statute or otherwise, to terminate, cancel or rescind this Agreement in whole or in part. Except as provided in paragraph 3(e) herein, each and every payment made hereunder by the Company shall be final and the Company will not seek to recover for any reason all or any part of such payment from the Executive or any person entitled thereto. The Executive shall not be required to mitigate the amount of any payment or other benefit provided for in this Agreement by seeking other employment or otherwise.

                  (d) The Company will require any successor (whether direct or indirect, by purchase, merger, consolidation or otherwise) to all or substantially all of the business and/or assets of the Company (excluding, for this purpose, the sale of the Company's Government Technology division), by written agreement in form and substance satisfactory to the Executive, to expressly assume and agree to perform this Agreement in the same manner and to the same extent that the Company would be required to perform it if no such succession had taken place.

                  As used in this Agreement, "Company" shall mean the Company as hereinbefore defined and any successor to its business and/or assets as aforesaid which executes and delivers the agreement provided for in this paragraph 5 or which otherwise becomes bound by all the terms and provisions of this Agreement by operation of law.

                  (e) This Agreement shall inure to the benefit of, and be enforceable by, the Executive's personal or legal representatives, executors, administrators, successors, heirs, distributees, devises and legatees. If the Executive should die while any amounts would still be payable to the Executive hereunder if he had continued to live, all such amounts, unless otherwise provided herein, shall be paid in accordance with the terms of this Agreement to the Executive's devisee, legatee or other designee or, if there be no such designee, to the Executive's estate. The obligations of the Executive hereunder shall not be assignable by the Executive.

                  (f) Nothing in this Agreement shall be deemed to entitle the Executive to continued employment with the Company or a Subsidiary, and the rights of the Company or a Subsidiary to terminate the employment of the Executive shall continue as fully as though this Agreement were not in effect.

                  6.       NOTICE.

                  For the purposes of this Agreement, notices and all other communications provided for in the Agreement shall be in writing and shall be deemed to have been duly given when delivered or mailed by United States registered mail, return receipt requested, postage prepaid, addressed as follows:

                  If to the Executive:

                           Robert J. Bronstein

                           --------------------

                           --------------------

                  If to the Company:

                           Base Ten Systems, Inc.
                           One Electronics Drive
                           P. O. Box 3151
                           Trenton, New Jersey  08619
                           Attention:  President






                  7.       MISCELLANEOUS.

                  No provisions of this Agreement may be modified, waived or discharged unless such waiver, modification or discharge is agreed to in writing, signed by the Executive and such officer as may be specifically designated by the Board. No waiver by either party hereto at any time of any breach by the other party hereto of, or compliance with, any condition or provision of this Agreement to be performed by such other party shall be deemed a waiver of similar or dissimilar provisions or conditions at the same or at any prior or subsequent time. No assurances or representations, oral or otherwise, express or implied, with respect to the subject matter hereof have been made by either party which are not set forth expressly in this Agreement or the Employment Agreement. However, this Agreement is in addition to, and not in lieu of, any other plan providing for payments to or benefits for the Executive or any agreement now existing, or which hereafter may be entered into, between the Company and the Executive. The validity, interpretation, construction and performance of this Agreement shall be governed by the laws of the State of New Jersey.

                  8.       FINANCING.

                  All amounts due and benefits provided under this Agreement shall constitute general obligations of the Company in accordance with the terms of this Agreement. The Executive shall have only an unsecured right to payment thereof out of the general assets of the Company. Notwithstanding the foregoing, the Company may, by agreement with one or more trustees to be selected by the Company, create a trust on such terms as the Company shall determine to make payments to the Executive in accordance with the terms of this Agreement.

                  9.       VALIDITY.

                  The invalidity or unenforceability of any provisions of this Agreement shall not affect the validity or enforceability of any other provision of this Agreement, which shall remain in full force and effect. Any provision in this Agreement which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective only to the extent of such prohibition or unenforceability without invalidating or affecting the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

                  IN WITNESS WHEREOF, the parties have executed this Agreement as of the date set forth above.


                                 BASE TEN SYSTEMS, INC.



                                 By:___________________________________________
                                     Name:
                                     Title:



                                 ______________________________________________
                                 ROBERT J. BRONSTEIN